UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2008

                                 STALAR 3, INC.
             (Exact Name of Registrant as Specified in Its Charter)

    Delaware                        000-52973                  26-1402659
 ---------------                   -----------                -------------
 (State or Other                   (Commission                (IRS Employer
 Jurisdiction of                   File Number)               Identification
 Incorporation)                                                  Number)

 317 Madison Ave., Suite 1520, New York, NY                        10017
  ----------------------------------------                      ----------
  (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (212) 953-1544
                                                           --------------

                                       N/A
         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

(a) On July 28, 2008, Stalar 3, Inc. (the "Company") received notice that, effective August 1, 2008, Danziger Hochman Partners LLP ("Danziger"), the Company's independent registered public accountants, merged with MSCM LLP, with MSCM LLP as the surviving entity ("MSCM"). On September 29, 2008, the Company's Board of Directors approved the engagement of MSCM as Danziger's successor to continue as the Company's independent registered public accountant for the fiscal year ending September 30, 2008.

The reports of Danziger on the financial statements of the Company since the Company's inception on November 13, 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Since the Company's inception on November 13, 2007, there were no disagreements between the Company and Danziger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Danziger, would have caused Danziger to make reference to the subject matter of the disagreements in connection with its audit reports on the Company's financial statements. Since the Company's inception on November 13, 2007, Danziger did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

(b) During the period preceding the engagement of MSCM, the Company had no consultations with MSCM regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Company has provided Danziger with a copy of the above disclosures as required by Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company has requested that Danziger deliver to it a letter addressed to the Securities and Exchange Commission stating whether Danziger agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. Danziger's letter is filed as Exhibit 16 hereto and incorporated herein by reference.

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Item 9.01. Financial Statements and Other Exhibits.

(d) Exhibits.

Exhibit No. Description

16 Letter of Concurrence From Danziger Hochman Partners LLP Regarding Change in Certifying Accountant

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STALAR 3, INC.


Date: September 29, 2008                By:   /s/ Steven R. Fox
                                              ----------------------------------
                                              Chief Operating Officer and
                                              Chief Financial Officer
                                              (principal financial officer)

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                                  EXHIBIT INDEX

Exhibit No. Description

16 Letter of Concurrence From Danziger Hochman Partners LLP Regarding Change in Certifying Accountant